UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 20, 2023

Cadrenal Therapeutics, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-41596	88-0860746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

822 A1A North, Suite 306

Ponte Vedra, Florida 32082

(Address of principal executive offices and zip code)

(904) 300-0701

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CVKD	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 20, 2023, Cadrenal Therapeutics, Inc. (the “Company”), held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) where the Company’s stockholders voted on the following two (2) proposals and cast their votes as described below. These matters are described in detail in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on August 28, 2023 (the “Proxy Statement”).

As of August 25, 2023, the record date of the 2023 Annual Meeting, there were 13,022,754 issued and outstanding shares of common stock entitled to vote at the 2023 Annual Meeting. Present in person or by proxy at the 2023 Annual Meeting were more than thirty-four percent (34%) of the issued and outstanding capital stock entitled to vote at the 2023 Annual Meeting, which constituted a quorum.

The final voting results from the 2023 Annual Meeting for Proposals No. 1 and 2, as described in the Proxy Statement, is set forth below.

Proposal 1. Election of Directors.

The following two (2) individuals were elected as Class I directors, to serve until the Company’s 2026 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
Quang Pham	10,183,242	8,560	945,722
Glynn Wilson	10,139,612	52,190	945,722

Proposal 2. Ratification of the appointment of WithumSmith+Brown, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

The stockholders ratified and approved the appointment of WithumSmith+Brown, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2023 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,126,433	10,899	192	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2023	CADRENAL THERAPEUTICS, INC.

	By:	/s/ Quang Pham
	Name:	Quang Pham
	Title:	Chairman and Chief Executive Officer